U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2001

                       VOICE MOBILITY INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in its Charter)


           NEVADA                                      33-0777819
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(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)




180-13777 Commerce Parkway, Richmond, British Columbia, Canada       V6V 2X3
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (604) 482-0000
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                           (Issuer's Telephone Number)

Item 5. Other Events

     On July 16, 2001, Voice Mobility International, Inc. issued a news release announcing that its common shares began trading on the Toronto Stock Exchange
(TSE) under the symbol VMY.




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    Exhibit No                        Exhibits
    ----------                        --------

     99.1       News release of Voice Mobility International, Inc.
                       Dated July 16, 2001.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VOICE MOBILITY INTERNATIONAL, INC.


Date: July 16, 2001                        by: /s/James Hutton
                                           --------------------------
                                           James Hutton
                                           CEO and Director


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Exhibit 99.1
                              News Release

             VOICE MOBILITY BEGINS TRADING ON TORONTO STOCK EXCHANGE
Cdn.$10.85 million released to fund expanded Sales, Marketing and R&D operations

VANCOUVER, BC, CANADA - July 16, 2001- Voice Mobility International, Inc. (TSE:
VMY, OTCBB: VMII and FWD: VMY), developer of enhanced messaging solutions and the Unified Communications software suite, announced that its common shares began trading today on the Toronto Stock Exchange (TSE) under the symbol VMY. "The TSE is Canada's premier exchange for technology companies," says Voice Mobility's CEO Jay Hutton. "We wanted to reach a broad investment audience where there is strong potential for coverage by financial analysts and the financial community. This listing, combined with our listings in the United States and Germany, brings our stock to a large international audience of investors, financial media and institutions."

Securing the TSE listing completes the final step in the Company's Special Warrant financing announced in April 2001. In that transaction, Voice Mobility closed the sale of an aggregate of 6.5 million special warrants for gross proceeds of Cdn.$13 million. Of that Cdn.$13 million, Cdn.$10.85 million was deposited into escrow. Those funds are now released and are being used by the Company to expand and strengthen its marketing, sales and development operations. The Special Warrants were qualified pursuant to a final prospectus dated July 10, 2001 that was receipted on July 11, 2001. The financing was led by Loewen, Ondaatje, McCutcheon Limited, and included participation by Acumen Capital Finance Partners Limited and Paradigm Capital Inc.
                                      - 30-
About Voice Mobility
--------------------
Voice Mobility International, Inc. markets and develops enhanced messaging solutions that can replace existing voice messaging systems while providing all of the features and functionality of unified communications. The Company's Unified Communications software suite features a "Find-me Follow-me" application that makes it possible for all voice, pager and fax calls to reach a user through a single number. The suite also simplifies voice, fax and email messages by collecting them in a single mailbox. The system converts these voice and fax messages to sound or image files that can be retrieved using any email program or web service. This means that they can be listened to, viewed, stored, redirected and managed using a personal computer, wireless device or telephone. Further information about Voice Mobility can be found at www.voicemobility.com.
                                                         ---------------------

For more information contact:

Voice Mobility International Inc.     United Kingdom:
Joshua Orzech                         Maxine Barnes
Manager, Communications               Iken Communications
888.370.8751                          011.44.207.251.1385
investors@voicemobility.com           maxinebarnes@msn.com

FORWARD-LOOKING (SAFE HARBOR) STATEMENT

This news release contains forward-looking statements that involve risks and uncertainties including, but not limited to, future sales, product demand, growth of the unified messaging industry, competition, exchange rate fluctuations, the effect of economic conditions and technological difficulties and other risks detailed in Voice Mobility's filings with the U.S. Securities and Exchange Commission.

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